UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 23, 2015

Fresh Medical Laboratories, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54600	20-1922768
State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

757 East South Temple
Suite 150
Salt Lake City, Utah	84102
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code:
(801) 204-9623

N/A
(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01 Changes in Registrant's Independent Registered Public Accounting Firm.

(a) On April 23, 2015, Fresh Medical Laboratories, Inc. (the “Company”) terminated its engagement of Eide Bailly LLP (“Eide Bailly”) as the independent public accountants of the Company.  The termination was approved by the Audit Committee and the Board of Directors of the Company. None of the reports of Eide Bailly on the Company's financial statements for either of the past two fiscal years or any subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Company’s audited financial statements contained in its Annual Reports on Form 10-K for the fiscal years ended December 31, 2013 and December 31, 2014 each included a going concern qualification in the Company's audited financial statements.

During the Company’s most recent two fiscal years and any subsequent interim period, there were no disagreements with Eide Bailly whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Eide Bailly’ satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.

The Company has requested that Eide Bailly furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, a copy of which is provided herewith as Exhibit 16.

(b) On April 24, 2015, the Company engaged MaloneBailey, LLP (“MaloneBailey”) as its independent public accounting firm.  The engagement of MaloneBailey was approved by the Audit Committee and the Board of Directors of the Company.  During the two most recent fiscal years and the interim period preceding the engagement of MaloneBailey, neither the Company nor anyone on behalf of the Company has consulted with MaloneBailey regarding the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither written nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.  In addition, MaloneBailey has not been consulted regarding any matter that was the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K) related to a previously engaged independent public accountant.

 Item 9.01 Exhibits.

d. Exhibits

Exhibit Number	Description
16.1	Letter to the Securities and Exchange Commission from Eide Bally LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fresh Medical Laboratories, Inc.

Dated:  April 28, 2015

 By /s/ Steven C. Eror

 Steven C. Eror, Chief Executive Officer